Exhibit 99.1

Francisco Partners and TPG to Acquire Boomi from Dell Technologies

Transaction will support Boomi’s next phase of growth as iPaaS pioneer

CHESTERBROOK, Pennsylvania, ROUND ROCK, Texas, and SAN FRANCISCO, California – May 2, 2021 – Francisco Partners, a leading global investment firm that specializes in partnering with technology businesses, and TPG Capital, the private equity platform of global alternative asset firm TPG, have entered into a definitive agreement with Dell Technologies (NYSE:DELL) to acquire Boomi, a leading provider of cloud-based integration platform as a service (iPaaS). The cash transaction is valued at $4 billion and is expected to close by the end of 2021, subject to customary closing conditions. Terms of the agreement were not disclosed.

"Boomi has flourished as part of Dell Technologies, growing exponentially since we acquired them in 2010. This proposed transaction positions Boomi for its next phase of growth and is the right move for both companies, our shared customers and partners,” said Jeff Clarke, vice chairman and chief operating officer of Dell Technologies. “For us, we’re focused on fueling growth by continuing to modernize our core infrastructure and PC businesses and expanding in high-priority areas including hybrid and private cloud, edge, telecom and APEX. All designed to help organizations thrive in the do-from-anywhere economy.”

“Boomi pioneered the iPaaS category and we have tracked their growth for a number of years,” said Dipanjan Deb, co-founder and chief executive officer, and Brian Decker, partner, at Francisco Partners. “The ability to integrate and connect data and workflows across any combination of applications or domains is a critical business capability, and we strongly believe that Boomi is well positioned to help companies of all sizes turn data into their most valuable asset.”

“The need for automation and data integration across applications has never been greater,” said Nehal Raj, partner, and Art Heidrich, principal, at TPG Capital. “Boomi’s cloud-native platform enables enterprises to streamline business processes and is essential for driving digital transformation. TPG has a long history of partnering with corporate leaders like Dell Technologies to carve out and grow dynamic technology businesses. We look forward to working with the teams at Boomi and Francisco Partners to accelerate the company’s growth as an independent entity.”

Boomi is trusted by more than 15,000 customers globally to discover, manage and orchestrate data. As the pioneer of fueling intelligent use of data, Boomi makes it quick and easy for organizations to connect applications, processes and people across a range of locations and devices – completing projects in weeks, not months. With the company’s low-code application and data integration platform, and data quality, discovery and readiness capabilities, customers can create integrated experiences and instantly connect people to what they want – making it faster and easier to unify data, systems, applications, processes, people, enterprises and organizations globally.

“I am incredibly proud that through innovation, passion and relentless execution, the Boomi team has created a unified platform for the modern-day hybrid IT landscape that thousands of customers worldwide depend on to digitally transform their business,” said Chris McNabb, chief executive officer of Boomi. “By partnering with two tier-one investment firms like Francisco Partners and TPG, we can accelerate our ability for our customers to use data to drive competitive advantage. In this next phase of growth, Boomi will be in a position of strength to further advance our innovation and market trajectory while delivering even more value to our customers.”

Morgan Stanley & Co. LLC and DBO Partners LLC acted as financial advisors to Dell Technologies. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to Dell Technologies. Barclays, Citi and J.P. Morgan Securities LLC acted as financial advisors to Francisco Partners and TPG Capital. Ropes & Gray LLP, Paul Hastings LLP and Kirkland & Ellis acted as legal advisors to Francisco Partners and TPG Capital.

About Francisco Partners
Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 20 years ago, Francisco Partners has invested in more than 300 technology companies, making it one of the most active and longstanding investors in the technology industry. With more than $25 billion in assets under management, the firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit www.franciscopartners.com.

About TPG
TPG is a leading global alternative asset firm founded in 1992 with more than $91 billion of assets under management and offices in Beijing, Fort Worth, Hong Kong, London, Luxembourg, Melbourne, Mumbai, New York, San Francisco, Seoul, Singapore, and Washington, DC. TPG's investment platforms are across a wide range of asset classes, including private equity, growth equity, impact investing, real estate, secondaries, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information on TPG, please visit http://www.tpg.com.

About Boomi
Boomi instantly connects everyone to everything with its cloud-native, unified, open and intelligent platform. Boomi's integration platform as a service (iPaaS) is trusted by more than 15,000 customers globally for its speed, ease-of-use and lower total cost of ownership. As the pioneer at fueling intelligent use of data, Boomi's vision is to make it quick and easy for customers and partners to discover, manage and orchestrate data, while you connect applications, processes, and people for better, faster outcomes. For more information about Boomi, visit www.boomi.com.

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contact
Francisco Partners: Whit Clay and Dan Zacchei, wclay@sloanepr.com and dzacchei@sloanepr.com
TPG: Luke Barrett, media@tpg.com
Boomi: Eric Doyne, ericdoyne@boomi.com
Dell Technologies Media Relations: media.relations@dell.com
Dell Technologies Investor Relations: investor_relations@dell.com

Disclosure Regarding Forward-Looking Statements

Statements in this communication that relate to future results and events are forward-looking statements and are based on Dell Technologies’ current expectations. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to Dell Technologies or its management are intended to identify these forward-looking statements. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; and (iv) the effect of the announcement of the proposed transaction on Dell Technologies’ relationships with its customers, operating results and business generally. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, Dell Technologies undertakes no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or expectations, the occurrence of unanticipated events, or otherwise.